Contingent Liabilities	3 Months Ended
Jan. 31, 2023
Disclosure of credit risk exposure [abstract]
Contingent Liabilities
NOTE 18:  CONTINGENT LIABILITIES
Other than as described below, there have been no new significant events or transactions as previously identified in Note 27 of the Bank’s 2022 Annual Consolidated Financial Statements.
LEGAL AND REGULATORY MATTERS
LITIGATION
In the ordinary course of business, the Bank and its subsidiaries are involved in various legal and regulatory actions, including but not limited to civil claims and lawsuits, regulatory examinations, investigations, audits, and requests for information by governmental, regulatory and self-regulatory agencies and law enforcement authorities in various jurisdictions. The Bank establishes provisions when it becomes probable that the Bank will incur a loss and the amount can be reliably estimated. The Bank also estimates the aggregate range of reasonably possible losses (RPL) in its legal and regulatory actions (that is, those which are neither probable nor remote), in excess of provisions. As at January 31, 2023, the Bank’s RPL is from zero to approximately $1.25 billion (October 31, 2022 – from zero to approximately $1.26 billion). The Bank’s provisions and RPL represent the Bank’s best estimates based upon currently available information for actions for which estimates can be made, but there are a number of factors that could cause the Bank’s provisions and/or RPL to be significantly different from its actual or RPL. For example, the Bank’s estimates involve significant judgment due to the varying stages of the proceedings, the existence of multiple defendants in many proceedings whose share of liability has yet to be determined, the numerous yet-unresolved
issues in many of the proceedings, some of which are beyond the Bank’s control and/or involve novel legal theories and interpretations, the attendant uncertainty of the various potential outcomes of such proceedings, and the fact that the underlying matters will change from time to time. In addition, some actions seek very large or indeterminate damages.
In management’s opinion, based on its current knowledge and after consultation with counsel, the ultimate disposition of these actions, individually or in the aggregate, will not have a material adverse effect on the consolidated financial condition or the consolidated cash flows of the Bank. However, because of the factors listed above, as well as other uncertainties inherent in litigation and regulatory matters, there is a possibility that the ultimate resolution of legal or regulatory actions may be material to the Bank’s consolidated results of operations for any particular reporting period.
Stanford Litigation
–
In the US
Rotstain
v. Trustmark National Bank
,
et al action
, on February 24, 2023, the Bank reached a settlement in principle pursuant to which the Bank will pay US$1.205 billion to Ralph S. Janvey, solely in his capacity as the court-appointed receiver for the Stanford Receivership Estate, the Official Stanford Investors Committee and each of the
Rotstain et al v. Trustmark National Bank et al
and
Smith et al v. Independent Bank
Actions
. Under the terms of the agreement, all involved parties have agreed to a bar order dismissing and releasing all current or future claims arising from or related to Stanford. The settlement is subject to court approval.
A case regarding the same facts was also brought in Ontario. On November 17, 2022, the Court of Appeal for Ontario issued a unanimous written decision which dismissed the appeal and affirmed the trial decision. On January 16, 2023, the Joint Liquidators filed an application for leave to appeal to the Supreme Court of Canada. The Bank filed a response to the leave application on February 22, 2023.